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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 17, 2001

                        ENTERTAINMENT INTERNATIONAL, LTD.
          ------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

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
         0-14646                                        06-1113228
 -----------------------                   ------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)
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                   7380 Sand Lake Road, Orlando, Florida 32819
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (407) 351-0011

                              Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5. Other Events.

     The Company hereby incorporates by reference herein the matters announced in the Company's press release dated October 17, 2001. The Company's press release dated October 17, 2001 has been filed as an exhibit to this Current Report on Form 8-K and is attached hereto as Exhibit 99.1.




Item 7. Exhibits.

        99.1 Press release of the Company dated October 17, 2001.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 22, 2001

                                    ENTERTAINMENT INTERNATIONAL LTD.

                                    By: /s/ Louis J. Pearlman
                                        ---------------------------
                                        Louis J. Pearlman
                                        President and Chief Executive Officer




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                                  EXHIBIT INDEX


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     Exhibit                      Description
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
      99.1          Press Release of the Company dated October 17, 2001.

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